Exhibit 32.2

CERTIFICATION OF ACTING CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William D. Eglin, Chief Financial Officer of MD Technologies Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MD Technologies Inc. on Form 10-QSB for the quarter ended September 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of MD Technologies Inc.

Date: November 9, 2004	/s/ William D. Eglin
William D. Eglin
Chief Financial Officer